                                                                   EXHIBIT 10.17

                        K N O W - H O W  C O N T R A C T

                                      FOR

                      SELF-LUBRICATING SPHERICAL BEARINGS

                     AND STEEL-TO-STEEL SPHERICAL BEARINGS



                        CONTRACT NO. 92MMG-129(62)230US



                                    BEIJING

                               DECEMBER 18, 1992

                                    CONTENTS

PREAMBLE

Section 1    DEFINITIONS

Section 2    CONTENT AND SCOPE OF THE CONTRACT

Section 3    PRICES

Section 4    PAYMENT AND PAYMENT CONDITIONS

Section 5    DELIVERY OF TECHNICAL DOCUMENTATION

Section 6    MODIFICATION AND IMPROVEMENT OF TECHNICAL DOCUMENTATION

Section 7    CHECKING AND INSPECTING

Section 8    GUARANTEE AND CLAIMS

Section 9    INFRINGEMENT

Section 10   TAXES

Section 11   ARBITRATION

Section 12   FORCE MAJEURE

Section 13   EFFECTIVENESS, TERMINATION AND MISCELLANEOUS

Section 14   LEGAL ADDRESSES

                                    ANNEXES


Annex 1:     TYPES AND SIZES OF CONTRACT PRODUCTS

Annex 2:     DELIVERY OF TECHNICAL DOCUMENTS

Annex 3:     TRAINING OF THE TECHNICAL PERSONNEL OF LICENSEE AT LICENSOR'S
             FACILITY

Annex 4:     TECHNICAL SERVICES OF EXPERTS SENT BY LICENSOR AT LICENSEE'S
             FACILITY

Annex 5:     CHECKING AND ACCEPTING OF THE CONTRACT PRODUCTS

Annex 6:     RESALE OF THE CONTRACT PRODUCTS

Annex 7:     SPECIMEN OF THE IRREVOCABLE LETTER OF GUARANTEE ISSUED BY
             LICENSEE'S BANK

Annex 8:     SPECIMEN OF THE IRREVOCABLE LETTER OF GUARANTEE ISSUED BY
             LICENSOR'S BANK

                                    PREAMBLE

This CONTRACT is signed in Beijing on December 18, 1992 by and between

          Southwest Products Co.
          2240 Buena Vista
          Irwindale, CA  91706
          The United States of America

          --hereinafter referred to as "LICENSOR"--

          as the one party

and       Shanghai Hong Xing Bearing Factory
          937, Zhong Shan (South 1) Road
          Shanghai 200023
          People's Republic of China

          represented by

          China National Machinery Import & Export Corp.
          Er-Li-Gou, Xijiao, Beijing
          People's Republic of China

          --hereinafter referred to as "LICENSEE"--

          as the one party

whereas LICENSOR is disposing of valuable know-how and experience in the design, manufacture, sell, installation and technical service of self-lubricating spherical bearings, and whereas LICENSOR has the right and is willing to grant LICENSEE a license for the use of said know-how and experience, and whereas LICENSEE is desirous to acquire said know-how and experience from LICENSOR and to design, manufacture, sell, and export self-lubricating spherical bearings in accordance with LICENSOR's know-how and experience.

the two parties entered into this CONTRACT under the terms and conditions as follows:

- -----------------------

    1.1 "KNOW-HOW" as used herein shall mean the technical knowledge and experience being in LICENSOR's possession at the effective date hereof with regard to the design, manufacture, marketing,

          installation, application and maintenance of the CONTRACT PRODUCTS.

    1.2 "CONTRACT PRODUCTS" as used herein shall mean self-lubricating spherical plain bearings as per MIL-B-81820 and steel to steel spherical bearings as per MIL-B-8976 with bore size from 3/16" to 2" which made by LICENSOR's KNOW-HOW of the type as described in Annex 1 hereto.

    1.3 "TECHNICAL DOCUMENTATION" as used herein shall mean drawings and other documentation in respect of the CONTRACT PRODUCTS as specified in Annex 2 hereto. TECHNICAL DOCUMENTATION shall be, as available with LICENSOR, in English language and in British system.

SECTION 2 - CONTENT AND SCOPE OF THE CONTRACT
- ---------------------------------------------

    2.1 The content of CONTRACT is the transfer of LICENSOR's KNOW-HOW to LICENSEE with regard to the CONTRACT PRODUCTS by means of TECHNICAL DOCUMENTATION, Training and Technical Services as specified below, i.e., LICENSEE agreed to acquire from LICENSOR and LICENSOR agrees to make available to LICENSEE the KNOW-HOW. The types and technical specification of the CONTRACT PRODUCTS for self-lubricating spherical plain bearings and steel to steel spherical bearings will be set forth in Annex 2 hereto.

    2.2 By this CONTRACT LICENSOR grants LICENSEE the exclusive, non-transferrable rights
          A. to design, manufacture and use the CONTRACT PRODUCTS in the People's Republic of China and

          B. to sell, supply the CONTRACT PRODUCTS in the People's Republic of China and worldwide with exception of the following countries within the validity period of the CONTRACT, for which LICENSOR is legally bound by agreements with third parties: EUROPE, MIDDLE EAST, NORTH AMERICA, JAPAN, TURKEY, AUSTRALIA, NEW ZEALAND, BRAZIL, ARGENTINA, VENEZUELA

    2.3 LICENSOR shall supply to the LICENSEE the TECHNICAL DOCUMENTATION in the scope and at the terms and conditions as set forth in Annex 3 hereto.

    2.4 LICENSOR shall train LICENSEE's technical personnel at LICENSOR's facilities in the KNOW-HOW of the CONTRACT PRODUCTS in the scope and at the terms and conditions as set forth in Annex 3 hereto.

    2.5 LICENSOR shall send its technical experts to LICENSEE's factory for rendering Technical Services for assisting LICENSEE in the scope and at the terms and conditions as set forth in Annex 4 hereto.

    2.6 The checking methods and requirements of the CONTRACT PRODUCTS will be set forth in Annex 5 hereto.

    2.7 LICENSOR shall supply to the LICENSEE components, materials and toolings for the manufacture of the CONTRACT PRODUCTS at reasonable prices in the scope at the terms and conditions to be agreed upon between LICENSEE and LICENSOR and to be set forth in separate contracts.

    2.8 During the validity period of CONTRACT LICENSEE have the rights to export the CONTRACT PRODUCTS out of China with exception specified in subsection 2.2 and the LICENSOR has marketing rights for CONTRACT PRODUCTS out of China.

    2.9 LICENSEE shall treat as strictly confidential and not disclose to any third party any information received orally, in writing or otherwise by LICENSOR under this CONTRACT during the validity period of the CONTRACT.

   2.10 Neither party shall transfer this KNOW-HOW to any third party in LICENSEE's country during the currency of the CONTRACT.

   2.11 LICENSOR agrees that during the validity period of the CONTRACT LICENSEE may mark the "Manufacture under license of SWPC" in the CONTRACT PRODUCTS which made under LICENSOR's design, technology and standards.

   2.12 LICENSOR guarantees that the TECHNICAL DOCUMENTATION supplied by LICENSOR shall be the latest documentation being used by LICENSOR in its then current manufacturing.

SECTION 3 - PRICES
- ------------------

    3.1 The total KNOW-HOW transfer fee to be paid by the LICENSEE to the LICENSOR pursuant to the content and scope of the CONTRACT as stipulated in section 2 is $900,000 (in words: Nine hundred thousand U.S. dollar).

    3.2 The CONTRACT PRICE includes transportation and insurance cost for the TECHNICAL DOCUMENTATION provided by LICENSOR to LICENSEE.

SECTION 4 - PAYMENT AND PAYMENT CONDITIONS
- ------------------------------------------

   4.1 All payments to be made under contract shall be effected in U.S. currency. The payments made by LICENSEE to LICENSOR shall be effected through the Bank of China, headquarters, Beijing.

   4.2 All bank charges incurred inside the People's Republic of China shall be borne by the LICENSEE whereas the bank charges incurred outside the People's Republic of China shall be borne by the LICENSOR.

   4.3 The KNOW-HOW transfer fee as per subsection 3.1 hereof shall be paid by LICENSEE to the LICENSOR in the following manner and rates:

 4.3.1 Fifteen percent (15%) of the KNOW-HOW transfer fee, i.e., $135,000 (in words: One hundred and thirty-five thousand U.S. dollars) shall be paid by LICENSEE to LICENSOR not later than thirty (30) days from effective date of the contract always provided that the LICENSEE has received from LICENSOR the correct documents as follows:

          A. One photostat copy of a valid Export Licence issued by the relevant authority or of a letter stating that the said Export Licence is not required.
          B. Five copies of Commercial Invoice covering 15% (Fifteen percent) of the KNOW-HOW transfer fee.
          C.   One original and one copy of a Sight Draft.
          D. One original and one copy of an Irrevocable Documentary Letter of Guarantee presented by LICENSOR to LICENSEE (see specimen under Annex 8 hereto).

 4.3.1(A) When making the above payment, the Bank of China, headquarters, shall also open an Irrevocable Documentary Letter of Guarantee with one original and one copy in favour of the LICENSOR in the amount of $180,000 (in words: one hundred and eighty thousand U.S. dollars) (see specimen under Annex 7 hereto).

  4.3.2 Forty percent (40%) of the KNOW-HOW transfer fee, i.e. $360,000-- (in words: Three hundred and sixty thousand U.S. dollars) shall be paid by the LICENSEE to the LICENSOR within thirty (30) days after delivery of the technical documents as set forth in Annex
           2 on presentation of the following documents:

           A.   Five copies of the Commercial Invoice

           B.   One original and one copy of a Sight Draft.

           C. Two photostat copies of the Airway Bill of Loading for complete Lot No. 1 of the TECHNICAL DOCUMENTATION according to the stipulations of section 2 hereof and one copy of the TECHNICAL DOCUMENTATION has been completely delivered.

  4.3.3 Twenty-Five percent (25%) of the KNOW-HOW transfer fee, i.e. $225,000--(in words: Two hundred and twenty-five thousand U.S. dollar)--shall be paid by the LICENSEE to the LICENSOR within thirty (30) days after the Training has been completed by the LICENSOR to the LICENSEE according to the stipulations of Annex 3 on presentation of the following documents:

           A.   Five copies of the Commercial Invoice
           B.   One original and one copy of a Sight Draft.
           C. One original and one copy of the Certificate issued by the LICENSEE and the LICENSOR to the effect that Training has been completed.

           Half of the above fee will be paid after Training of the first group of personnel has been completed, balance paid after Training of the second group of personnel has been completed and payable against above mentioned documents.

  4.3.4. Fifteen percent (15%) of the KNOW-HOW transfer fee, i.e. $135,000--(in words: One hundred and thirty-five thousand U.S. dollars)--shall be paid by the LICENSEE to the LICENSOR within thirty (30) days after check and acceptance of the CONTRACT PRODUCTS on presentation of the following documents:

           A.   Five copies of the Commercial Invoice
           B.   One original and one copy of a Sight Draft.
           C. One original and one copy of the Acceptance Certificate issued by U.S. Navy.

           The LICENSEE shall pay up this part of fee even if the LICENSEE has failed to submit CONTRACT PRODUCTS to the U.S. Navy to attempt to qualify under MIL-B-81820 for one year. (Counting from the date when the machinery has been checked and accepted).

  4.3.5 Five percent (5%) of the KNOW-HOW transfer fee, i.e. $45,000--(in words: forty-five thousand U.S. dollar)-- shall be paid by the LICENSEE to the LICENSOR within thirty (30) days after reception of the following documents, due twelve (12) months after the date when checking and accepting the CONTRACT PRODUCTS.
          A.   Five copies of the Commercial Invoice
          B.   One original and one copy of a Sight Draft.
          The LICENSEE shall pay up this part of fee due eighteen (18) months after the machinery has been checked and accepted even if the LICENSEE has failed to submit CONTRACT PRODUCTS to the U.S. Navy to a attempt to qualify under MIL-B-81820 for one year. (Counting from the day when the machinery had been checked and accepted).

  4.4 The LICENSEE has the right to deduct the penalty and/or claims from any above mentioned payment, which LICENSEE is liable to pay according to the stipulations of this CONTRACT.

SECTION 5 - DELIVERY OF TECHNICAL DOCUMENTATION
- -----------------------------------------------

    5.1 LICENSOR shall according to the delivery schedule and contents stipulated in Annex 2 hereto deliver the TECHNICAL DOCUMENTATION CIF Shanghai Airport.

    5.2 The date stamped by Air Transportation Agency at Shanghai Airport shall be taken as the actual date of delivery. Upon receiving each lot of the TECHNICAL DOCUMENTATION, LICENSEE shall inform LICENSOR hereof by Fax immediately.

    5.3 Within 48 (forty-eight) hours after despatch of each lot of the TECHNICAL DOCUMENTATION, LICENSOR shall notify LICENSEE by Fax of the CONTRACT number, number and date of Air Bill, item number of the TECHNICAL DOCUMENTATION, number of pieces, weight, flight number and expected date of arrival at destination, and shall airmail to LICENSEE 2 (two) copies of each of the Airway Bill and detailed list of the TECHNICAL DOCUMENTATION dispatched.

    5.4 If the TECHNICAL DOCUMENTATION is lost or found to be short or damaged during the air transportation LICENSOR shall supply LICENSEE once again free of charge within 30 (thirty) days after the receipt by LICENSOR from LICENSEE of such written notice stating in detail all the lost or shortcoming or damaged TECHNICAL DOCUMENTATION without any delay.

    5.5 The TECHNICAL DOCUMENTATION shall be packed in strong cases suitable for long distance transportation, numerous handlings, rain proof and moisture proof.

    5.6 On the surface of each package of the TECHNICAL DOCUMENTATION the following items shall be marked in English:

          A. CONTRACT number              92 MMG-129(62)230US
          B. Consignee                    China National Machinery
                                          Import & Export Corp.
                                          Shanghai Hong Xing
                                          Bearing Factory
          C. Destination                  Shanghai
          D. Shipping Mark                92MMG-129(62)230US
                                          ------------------
                                          SHANGHAI, CHINA
          E. Weight (Kg)
          F. Case, Piece number
          G. Consignee Code

    5.7 Inside the cases these shall be 2 (two) copies of a detailed packing list of the TECHNICAL DOCUMENTATION describing List of TECHNICAL DOCUMENTATION shipped with names and/or drawing numbers.

SECTION 6 - MODIFICATION AND IMPROVEMENT OF THE TECHNICAL DOCUMENTATION
- -----------------------------------------------------------------------

    6.1 If the TECHNICAL DOCUMENTATION failed to meet the industry standards (such as Standards of design, material, technology, equipment and other conditions), LICENSOR shall have obligations to assist LICENSEE to amend the TECHNICAL DOCUMENTATION and confirm it in written form, so that LICENSEE can make qualified CONTRACT PRODUCTS.

    6.2 Any modification and improvement made by either of the parties with regard to CONTRACT PRODUCTS during the validity period of this contract shall be sent to other party with no charge.

    6.3 Inventions made by either of the parties with regard to CONTRACT PRODUCTS during the currency of this contract shall be property of the party whose employees made the respective invention. Such party may apply for respective rights.

SECTION 7 - CHECK AND ACCEPTANCE
- --------------------------------

    7.1 Agreed upon between two parties, the CONTRACT PRODUCTS made according to the TECHNICAL DOCUMENTATION shall be checked and accepted jointly by both parties as set forth in Annex 5.

    7.2 If the performance of the CONTRACT PRODUCTS meets the stipulations as specified in MIL-B-81820 through approval by the U.S. Navy, it will be considered as qualified.

    7.3 If the technical features of the tested CONTRACT PRODUCTS fail to meet the requirements of technical specifications defined in Annex 5, both parties shall study and analyze the reasons, take action to eliminate defect in order to start the second feature test and verification. The CONTRACT PRODUCTS have to be approved by U.S. Navy with an issued acceptance Certification.

    7.4 If any test failed due to problems with the TECHNICAL DOCUMENTATION and/or items and tools of the CONTRACT PRODUCTS delivered by LICENSOR, LICENSOR should send their technicians for another test and acceptance and all costs according to Annex 5 should be borne by LICENSOR. If the reason for test failure lies with LICENSEE, LICENSEE will bear all costs.

    7.5 If the third test fails due to reasons of LICENSOR, it shall be settled according to Subsection 8.7. If the failure lies with LICENSEE, both parties will discuss how to execute the CONTRACT.

SECTION 8 - GUARANTEE AND CLAIMS
- --------------------------------

    8.1 LICENSOR guarantees that the TECHNICAL DOCUMENTATION provided by LICENSOR shall be the latest documentation being used by LICENSOR in its then current manufacturing and provide any modification and improvement in the TECHNICAL DOCUMENTATION with regard to the CONTRACT PRODUCTS at no charge during the currency of this contract.

    8.2 LICENSOR guarantees that the TECHNICAL DOCUMENTATION supplied by LICENSOR shall be completed, correct and legible as stipulated in Annex 2 to the CONTRACT.

    8.3 If the TECHNICAL DOCUMENTATION does not meet the stipulations in subsection 8.2 hereof, LICENSOR shall deliver LICENSEE once again free of charge within thirty (30) days after the receipt of the written notice from LICENSEE stating in detail all the missing or incompleted or incorrect TECHNICAL DOCUMENTATION without any delay.

    8.4 If LICENSOR fails to deliver the TECHNICAL DOCUMENTATION within the time defined in the CONTRACT, LICENSOR should pay a penalty of 0.5% per week, maximum 5% based on the amount of delayed objective.

    8.5 LICENSOR will not be released from their obligations of continuing to deliver the TECHNICAL DOCUMENTATIONS if LICENSOR is fined according to subsection 8.4.

    8.6 Warranty and claim concerning tools and material supplied by LICENSOR. LICENSEE shall forthwith inspect each delivery of tools and material supplied by LICENSOR and inform LICENSEE of any shortfall, damage, incompletion of faultiness within 90 days upon arrival at Shanghai, otherwise LICENSOR will be relieved from any claim resulting from any defect of delivered items.

    8.7 If the LICENSOR hasn't delivered the TECHNICAL DOCUMENTS more than three (3) months as stipulated in Annex 2, LICENSEE is entitled to handle it according to subsection 8.8.

    8.8 If the third test fails due to reasons of LICENSOR, it shall be handled as follows:

          If the acceptance of tested CONTRACT PRODUCTS can't be reached, so that LICENSEE can't manufacture, and LICENSOR is not able to solve it, LICENSEE is entitled to cancel the CONTRACT. LICENSOR shall return all the payments plus 8% interest per annual to LICENSEE.

SECTION 9 - INFRINGEMENT
- ------------------------

    9.1 LICENSOR assures that it is the legitimate owner of the KNOW-HOW to be supplied to LICENSEE according to the stipulations of the CONTRACT and that it is lawfully in a position to transfer the KNOW-HOW to LICENSEE. Should the use by LICENSEE of KNOW-HOW licensed according to this CONTRACT infringe any letters patent or other rights of any third party, then the LICENSOR shall be responsible for solving the problems arising with the third party and LICENSOR shall take responsibilities legally and economically.

SECTION 10 - TAXES
- ------------------

   10.1 All taxes, customs and other duties in connection with the performance of the CONTRACT arising outside LICENSEE's country shall be borne by LICENSOR.

   10.2 In the execution of the CONTRACT, any income made by LICENSOR within territory of P.R.C. shall be subject to taxation according to "the Sino-America Double Taxation agreement signed between P.R.C. and U.S.A.". This income tax will amount to 10% (ten percent) of every payment to be made by LICENSOR to LICENSEE. LICENSEE shall deduct this amount from every payment for Income Tax to be paid to the Chinese Taxation Bureau on behalf of LICENSOR. After taxation, LICENSEE shall send LICENSOR by registered airmail and without delay the original receipt issued by the said bureau.

SECTION 11 - ARBITRATION
- ------------------------

    11.1 The two parties shall use their best endeavors to settle any disputes and/or misunderstandings arising from this CONTRACT in an amicable way. Where such settlement can't be reached the respective dispute and/or misunderstanding shall be submitted to the Arbitration Committee of the China Council for the Promotion of International Trade.

    11.2 The decision of the arbitration shall be final and bonding upon both parties.

    11.3  The costs of arbitration shall be borne by the losing party.

    11.4 In the course of arbitration, the CONTRACT shall be continuously executed except the part which is under arbitration.

SECTION 12 - FORCE MAJEURE
- --------------------------

    12.1 If either the contracting parties is prevented from the performance of the CONTRACT by natural disasters such as serious typhoon, fire, flood, heavy snow, earthquake, etc., war or by other occurences recognized as force majeure to the international practice agreed upon by both parties, the time for the performance of such contractual obligations of both parties prevented from the performance shall be extended by a period equal to the time lost due to force majeure.

    12.2 The party prevented from performing the CONTRACT shall notify the other by cable or telex, within the shortest possible time, of the occurence of force majeure and, within fourteen (14) days, send the other party by registered airmail a certificate issued by the authorities concerned as the confirmation to the other party as soon as the incident of force majeure is eliminated and certify the elimination by registered airmail.

    12.3 Neither of the parties shall claim compensation from the other party for its non-fulfillment of the contractual obligations due to the force majeure occurrence.

    12.4  In the event that the occurrence of force majeure lasts over 120
          (one hundred and twenty) days, both parties shall settle the matter of the performance of the CONTRACT through friendly consultation and reach an agreement as soon as possible.

SECTION 13 - EFFECTIVENESS, TERMINATION AND MISCELLANEOUS
- ---------------------------------------------------------

    13.1 The CONTRACT is signed by the representatives of both parties in Beijing. After signing the CONTRACT both parties shall apply to their respective Authorities for approval. The date of approval last obtained shall be taken as the date of effectiveness of the CONTRACT. Both parties shall exert their best efforts to obtain the approval within sixty (60) days and inform the other party by fax and thereafter confirm the same by letter.

    13.2 The CONTRACT shall be valid for five (5) years from the date of effectiveness, and shall become null and void automatically upon the expiry of the validity period of the CONTRACT, unless otherwise agreed upon by both parties to continue term of the CONTRACT.

    13.3 The CONTRACT is made out in English in 4 (four) copies, 2 (two) for each party.

    13.4 Annexes 1 to 8 to the CONTRACT shall form an integral part of the CONTRACT, having the same effectiveness as the CONTRACT.

    13.5 Should any of the contents of the CONTRACT be amended and supplemented, documents in written form shall be signed by the representatives of both parties after a negotiation held by the representatives of both parties and such documents shall form an integral part of the CONTRACT, having the same effectiveness.

    13.6 For the execution of the CONTRACT, the correspondence between both parties shall be written in English. All formal notices shall be in written form, 2 (two) copies of each text airmailed as registered matter.

    13.7 Any kind of termination of this CONTRACT shall not effect in any way the debts and relevant rights and liabilities between the two parties and the debtor shall be kept liable until he fully pays up his debts to the creditor after the termination of the CONTRACT.

    13.8 LICENSOR and LICENSEE agree that any performance by either party to this Agreement is solely dependent upon the parties hereto executing this KNOW-HOW CONTRACT, a Joint Venture Agreement between the parties hereto and an Equipment Purchase Agreement. All contracts must be approved by the parties hereto and all contracts must be approved by the Chinese Government and if not all three contracts are approved, neither party will be obligated to perform. LICENSOR will grant LICENSEE until September 30, 1993 to obtain the approval of the Chinese Government for KNOW-HOW CONTRACT, the Joint Venture Contract and the Equipment Purchase Contract.

SECTION 14 - LEGAL ADDRESSES
- ----------------------------

LICENSOR:                          LICENSEE:

SOUTHWEST PRODUCTS CO.             Shanghai Hong Xing Bearing Factory
2240 Buena Vista                   937, Zhong Shan (South 1) Road
Irwindale, CA 91706                200023, Shanghai
The United States of America       People's Republic of China

Phone:      (818) 358-0181         Phone:      (021) 433-6860
Telex:      182562                 Telex:      4861
Telefax:    (818) 303-6141         Telefax:    (021) 431-1702


Signed by                          Signed by

/s/ Signature not decipherable     /s/ Signature in Chinese
- ------------------------------     -------------------------------


                                   represented by

                                   China National Machinery
                                   Import & Export Corp.
                                   Er-Li-Gou, Xijiao, Beijing
                                   People's Republic of China

                                   Post Code:  100044
                                   Phone:      (01) 849-5010
                                   Telex:      22885 CMIEC CN
                                   Telefax:    (01) 831-4137
                                   Signed by

                                   /s/ Signature in Chinese
                                   -------------------------------

                                    Annex 1
                   Types and sizes of the contract products

1. Title:  self-lubricating spherical plain bearings and steel-to-steel spherical plain bearings.

2. Names of the contract products:

2.1  MS14101   Bearings with plan, self-lubricating, self-aligning, low speed, narrow, grooved outer ring, -65 to 325 degrees F

     Dash No.  3, 4, 5, 5A, 6, 7, 8, 9, 10, 12, 14, 16

     Total Types:   12

2.2  MS14103   Bearings with plain, self-lubricating, self-aligning, low speed, wide, grooved other ring, -65 to 325 degrees F

     Dash No.  3, 4, 5, 6, 7, 7A, 8, 9, 10, 12, 14, 16

     Total Types:   12

2.3  MS14102   Bearings with plain, self-lubricating, self-aligning, low speed, wide, chamfered outer ring, -65 to 325 degrees F

     Dash No.  3, 4, 5, 6, 7, 8, 9, 10, 12, 14, 16

     Total types:   11

2.4  MS14104   Bearings with plain, self-lubricating, self-aligning, low speed, narrow, chamfered outer ring, -65 to 325 degrees F

     Dash No.  3, 4, 5, 6, 7, 8, 9, 10, 12, 14, 16

     Total types:   11

2.5  MIL-B-8976   MS-21154S GROOVED TYPE

     Dash No.  3, 4, 5, 6, 7, 8, 9, 10, 12, 14, 16

     Total types:   11

2.6  MIL-B-8976   MS-21155S PLAIN TYPE

     Dash No.  3, 4, 5, 6, 7, 8, 9, 10, 12, 14, 16

     Total types:   11

                                    Annex 2
                        Delivery of technology documents


Due 45 days following execution of Agreement, Licensor shall provide licensee with at least four copies of the following documents:

Item 1: Assembly and component blueprints for products list in Annex 1 attached hereto ("Products"). These blueprints will contain all relevant dimensions, types of material including liner material, types of heat treat, surface finish callouts, and other relevant data.

Item 2: Loads, stress analysis, estimated performance, test criteria for the Products.

Item 3: Manufacturing operation sheets for each of the Products, which operation sheets shall contain all relevant manufacturing processes necessary to manufacture the Products. Such processes may include rought blanking, face and turn, heat treats, grind, hone, polish and assembly. The manufacturing process shall contain technical processes.

Item 4: Formula for liner material, including manufacturing and storage methods.

Item 5:  Drawings for tools and tooling used in manufacturing process as per item 3.

Item 6: Provide the latest edition of America Military Standard: MIL-B-81820, MIL-B-81934, MIL-B-81935, MIL-B-197, MIL-B-8942, MIL-B-8976, MIL-P-116,
         MIL-I-6868, MIL-I-5606, MIL-H-6875, MIL-H-83282, MIL-L-7808, MIL-A-
         8243, MIL-T-5624, MIL-S-5002, MIL-STD-105, MIL-STD-129, MIL-STD-130,
         MIL-STD-1599, QQ-C-320, QQ-P-416, QQ-P-35, TT-S-735, ANSI B46, C-794,
         MIL-I-45208, Boeing DI-9000 and comprehensive explanations of MIL-B-81934, 81820, 81935 and standards with regard to material of the contract products as per item 1.

Item 7: Provide testing methods, names of testing tools and testing procedure which are required in component-manufacturing process as per item 3.

Item 8: Provide inspection methods, name of instruments or machines and inspection procedure used to inspect the Products.

Item 9: Quality control data: A MIL-I-45208 approved quality management manual, Statistical process control data.

Item 10: Production control data.

Item 11: Accounting system data.

                                    Annex 3
                      Training of the technical personnel
                       of licensee at licensor's facility


Item 1: The technical personnel and employees of licensee will be trained in licensor's facility by licensor. Number: 15. Period: 25 working days/person. Training will consist of maintenance, repair and operation of all machinery, inserts, tools and tooling used in all manufacturing process as specified under item 3 of Annex 2. Training will also consist of maintenance and operation of all testing instruments and machines as per Item 6, 7 of Annex 2. Quality control.

Item 2: Licensor shall designate qualified trainers to instruct the technical personnel of licensee as per Item 1.

Item 3: Licensor shall give trainees comprehensive instruction in their respective positions. These instruction shall include: set up, operation, troubleshooting and regulation of instruments and machines, etc.

Item 4: According to general practice of our country, the expenses of personnel sent by both parties shall be borne by sending party itself.

                                    Annex 4
                 Technical services of experts sent by Licensor
                             at Licensee's factory


Item 1: Licensee agrees that Licensor send experts to Licensee's factory for technical services and instruction at mutually agreed upon times. The number of experts, period and times and training to be provided will be decided through consultation by two parties.

Item 2:  Content of technical services:

   2.1:  Instruction in the production of the Products.

   2.2: Instruction in the set up of a proper room for preparation of MIL-B-81820, 81934, 81935 liners.

   2.3: Instruction in the establishment of a MIL-B-45208 quality control system. Assist Licensee in attempting qualify and maintain qualification under MIL-B-81820.

   2.4:  Instruction in establishing a functioning production control system.

   2.5: Instruction in setting up an accounting system according to Licensor's accounting system requirements.

Item 3: Period and person-times of technical services: Licensor shall send a bearing manufacturing expert to Licensee's factor for instruction as per Item 2.1, 2.2 for one to three months, which divided into four sections of period: installing and preparing of machinery, trail production, normal lot production and receptive inspection. Licensor shall send respective experts to assist Licensee as per Item 2.3, 2.4, 2.5.

Item 4: According to general practice of our country, the expenses of personnel sent by both parties shall be borne by sending party itself.

                                    Annex 5
                Checking and Accepting of the contract products


Item 1: After Licensor had installed and debugged the machinery, when the machinery is in good condition, Licensee will carry out checking and accepting the contract products. These products will be produced according to manufacturing methods provided by Licensor.

Item 2: Select two kinds of products (including self-lubricating spherical plain bearing, steel-to-steel spherical bearings) with three different sizes options, which mean small size, middle size and large size. The detail size could be consulted by two parties. Then there are six (6) kinds of bearings.

Item 3: The finished bearings will be inspected by inspection and sampling program under MIL-B-81820, 8976. In addition, it is essential to select a set of bearings from six kinds of bearings to carry out metallographical examination, hardness test and surface roughness test.

Item 4: The material used in test parts will be provided by Licensor at Licensee's expense.

Item 5: The contract products produced by Licensee shall be submitted to U.S. Navy for inspection only after these Products are approved for qualification testing submission by Licensor. If the products inspected prove to be qualified, the qualification fees shall be borne by Licensee. In case the products inspected fail to be qualified, the qualification fees shall be reimbursed to Licensee by Licensor, and Licensor shall pay all future qualification fees to the U.S. Navy until such time as the products are qualified.

                                    Annex 6
                        Resale of the CONTRACT PRODUCTS


Item 1: After the CONTRACT PRODUCTS made by LICENSEE has been approved by U.S. Navy, LICENSOR and LICENSEE shall use their best efforts to market the CONTRACT PRODUCTS outside of P.R.C. at a volume of 300,000 pieces per year at a total annual cost of $2,000,000.00.

Item 2: The detail types and prices of the CONTRACT PRODUCTS for marketing will be decided by two parties' frank negotiations.

Item 3: The CONTRACT PRODUCTS for marketing will be marked "Manufacture under license of SWPC" during the validity period of this CONTRACT.

                                    Annex 7
                     SPECIMEN OF THE IRREVOCABLE LETTER OF
                      GUARANTEE ISSUED BY LICENSEE'S BANK


     On December 18, 1992 a KNOW-HOW CONTRACT for Self-lubricating Spherical Bearings and Steel-to-Steel Spherical Bearings Number 92MMG-129(62)230US was signed by and between Southwest Products Company, hereafter referred to as LICENSOR and Shanghai Hong Xing Bearing Factory represented by China National Machinery Import & Export Corp., hereafter referred to as LICENSEE.

     The contract provides several payments by LICENSEE to LICENSOR, one of which is in the amount of $180,000 U.S. and is described in Section 4.3.1(A),
4.3.4 and 4.3.5 of the CONTRACT.

     We, at the request of LICENSEE, hereby open our irrevocable Letter of Guarantee in LICENSOR's favor in the amount of $180,000.00 and we hereby undertake with LICENSOR as follows:

     If LICENSEE has failed to pay LICENSOR the sum of $135,000 U.S., written notice of LICENSEE's failure to pay and we shall within five banking days following receipt of LICENSOR's notice pay to LICENSOR the sum of $135,000 with interest at the rate of 8% calculated from the date of LICENSEE's qualification under MIL-B-81820 by the U.S. Navy.

     If LICENSEE fails to manufacture and check CONTRACT PRODUCTS, as stated in
     Section 4.3.4, interest shall be calculated six months from the date when the machinery has been checked and accepted under a separate Equipment Purchase Agreement.

     If LICENSEE has failed to pay LICENSOR the sum of $45,000 pursuant to
     Section 4.3.5 of the CONTRACT, LICENSOR shall send us written notice of LICENSEE's failure to pay and we shall within five banking days following receipt of LICENSOR's notice, pay to LICENSOR the sum of $45,000 with interest at the rate of 8% calculated from the date of LICENSEE's qualification under MIL-B-81820 by the U.S. Navy. If LICENSEE fails to manufacture and check CONTRACT PRODUCTS as stated in Section 4.3.5, interest shall be calculated six months from the date when the machinery has been checked and accepted under a separate Equipment Purchase Agreement.

     This Letter of Guarantee is valid for partial exercise.

     This Letter of Guarantee shall automatically reduce to 5% (Five percent) of total Contract value after 15% (Fifteen percent) of total Contract value specified in Section 4.3.4 is effected.

     This Letter of Guarantee is to be returned upon the expiration of our Guarantee and obligations thereunder.

                                    Annex 8
                     SPECIMEN OF THE IRREVOCABLE LETTER OF
                      GUARANTEE ISSUED BY LICENSOR'S BANK


To:  China National Machinery Import & Export Corp.
     Er-Li-Gou, Xijiao, Beijing
     People's Republic of China
Re:  Our Irrevocable Letter of Guarantee No. ___________


With reference to KNOW-HOW transfer CONTRACT No. _________ (hereafter referred to as the Contract) signed on December 18, 1992 between your Corp. and

Southwest Products Company:
 2240 Buena Vista
 Irwindale, CA 91706
 The United States of America
(hereafter referred to as LICENSOR), with Contract value amounting to $900,000 (Nine Hundred Thousand Dollars). We hereby undertake as follows:

1. Our liability under this Letter of Guarantee shall be limited to the advance payment of 15% (fifteen percent) of the Contract value, namely, i.e. $135,000 (One Hundred Thirty-five Thousand Dollars).

2. If LICENSOR has failed to deliver the documents listed in Annex 2 and if LICENSOR has failed to perform after receiving notice under Section 5.4 of the CONTRACT within the 30 (thirty) day period of 5.4, then LICENSEE may send written notice of LICENSOR's failure to fulfill its contractual obligations. Within 5 (five) banking days after receipt of your written notice stating in which way the LICENSOR has failed to fulfill its contractual obligations and demanding refund from LICENSOR due to non-delivery of Technical Documentation under Annex 2 to the Contract, we shall immediately and unconditionally refund to you the above-mentioned 15% (fifteen percent) of the KNOW-HOW transfer fee and pay you the interest at the rate of 8% (eight percent) per year counting from the date of effecting the advance payment to the date of the refunding.

3. This Letter of Guarantee shall become effective as from the date when the advance payment is effected by you and shall remain valid until the 15th day after LICENSOR has delivered the Technical Documentation.

4. This Letter of Guarantee is to be returned upon the expiration of our guarantee and obligations thereunder.

                              [Chinese Characters]

                           CONTRACT AMENDMENT ADVICE
                           -------------------------

[Chinese Characters]:                           [Chinese Characters]:
Contra No.: 92MMG-129(62)23OUS                  Date: AUG. 24, 1993
            ----------------------------------        --------------------------

                      92MMG-129(62)23OUS
[Chinese Characters]: ------------------------
Shipph Mark:          SHANGHAI, CHINA           [Chinese Characters]:
            ----------------------------------                       -----------
[Chinese Characters]:
Place Destination:    SHANGHAI AIRPORT, CHINA   [Chinese Characters]:
                  ----------------------------                       -----------

                             [Chinese Characters]
     This serves to notify that an amendment made on a parts of the contents of the above contract has been agreed upon by both parties; Please amend accordingly.

- ----------------------------------------------------------------------------------------------
                                                                              Contents Amended
                                                           -----------------------------------
  Item of               Name of            Reason for
 Contract              Commodity           Amendment       Before Amendment    After Amendment
- ----------------------------------------------------------------------------------------------
SECTION 4.3.1      KNOW-HOW             ACCORDING TO THE
        4.3.1(A)   TRANSFER FOR         SELLER'S REQUEST
        4.3.2      SELF-LUBRICATING
        4.3.3      SPHERICAL                                    DETAILS AS PER ATTACHMENT
                   BEARINGS AND
SECTION 13.8       STEEL TO STEEL
                   SPHERICAL
ANNEX   1          BEARINGS
        7
- ----------------------------------------------------------------------------------------------
     [Chinese Characters]                                   [Chinese Characters]
     Buys:    China National Machinery                      Sellers:  SOUTHWEST PRODUCTS CO.
              Import & Export Corporation
     /s/ Signature in Chinese                               /s/ James ? Mancill
                                                                      Chairman


ATTACHMENT TO AMENDMENT OF CONTRACT NO. 92MMG-129(62)23OUS
==========================================================

THE REVISED TEXT FOR ANNEX 7

BENEFICIARY:   SOUTHWEST PRODUCTS COMPANY
               2240 BUENA VISTA
               IRWINDALE, CA 91706
               U.S.A.

OUR REFERENCE NO:
ADVISING BANK:
RE:  OUR IRREVOCABLE LETTER OF GUARANTEE NO. __________

WITH REFERENCE TO CONTRACT NO. 92MMG-129(62)23OUS (HEREINAFTER REFERRED TO AS THE CONTRACT) SIGNED ON DEC. 18, 1992 BETWEEN YOU (HEREINAFTER REFERRED TO AS THE SELLER) AND CHINA NATIONAL MACHINERY IMPORT AND EXPORT CORP. (HEREINAFTER REFERRED TO AS THE BUYER) CONCERNING KNOW-HOW TRANSFER FOR SELF-LUBRICATING SPHERICAL BEARING AND STEEL TO STEEL SPHERICAL BEARINGS AMOUNTING TO USD900,000.00 (SAY: US DOLLAR NINE HUNDRED THOUSAND ONLY).

WE, BANK OF CHINA H.O., AT THE REQUEST OF THE BUYER, HEREBY ISSUE OUR IRREVOCABLE LETTER OF GUARANTEE NO. __________ IN FAVOR OF THE SELLER TO THE EXTENT OF USD180,000.00 (SAY: US DOLLAR ONE HUNDRED EIGHTY THOUSAND ONLY) EQUAL TO 20% (TWENTY PERCENT) OF THE TOTAL CONTRACT PRICE AND GUARANTEE THAT THE PAYMENTS WILL BE MADE BY THE BUYER ACCORDING TO THE TERMS AND CONDITIONS OF THE CONTRACT AND HEREBY UNDERTAKE WITH THE SELLER AS FOLLOWS:

IN CASE THE SELLER FULFILLS THE ABOVE MENTIONED CONTRACT OBLIGATIONS AND PROVIDES THE DOCUMENTS ACCORDING TO THE STIPULATIONS OF CLAUSES SECTION 5 OF THE CONTRACT, BUT THE BUYER FAILS TO PAY THE ABOVE MENTIONED AMOUNTS PARTIALLY OR WHOLLY, THEN WE SHALL WITHIN 7 (SEVEN) WORKING DAYS AFTER RECEIPT OF THE SELLER'S WRITTEN NOTICE, PAY TO THE SELLER THE RELEVANT AMOUNTS OF CLAUSES
SECTION 4.3.4 AND/OR 4.3.5 UNDER THE CONTRACT, PLUS SIMPLE INTEREST AT THE RATE OF 6% (SIX PERCENT) PER ANNUM, PROVIDED THAT THE BUYER CANNOT PROVE THAT THE DOCUMENTS THE SELLER PRESENTED ARE NOT IN CONFORMITY WITH THE STIPULATIONS OF THE CONTRACT.

THE AMOUNT OF THE L/G SHALL BE AUTOMATICALLY DECREASED IN PROPORTION TO THE PAYMENTS MADE BY THE BUYER.

THE L/G SHALL COME INTO FORCE UPON ITS ISSUING DATE AND SHALL REMAIN VALID UNTIL THE BUYER HAS MADE THE PAYMENT AS SPECIFIED IN CLAUSE SECTION 4.3.5 BUT NOT LATER THAN ____________________. THE L/G SHOULD BE RETURNED BACK TO OUR BANK WHEN IT BECOMES NULL AND VOID.

ALL BANKING CHARGES INCURRED INSIDE OF CHINA WILL BE BORNE BY THE BUYER, AND ALL THE BANKING CHARGES INCURRED OUTSIDE OF CHINA WILL BE BORNE BY THE SELLER.

          ATTACHMENT TO AMENDMENT OF CONTRACT NO. 92MMG-129(62)23OUS
================================================================================

                               CONTENTS AMENDED
________________________________________________________________________________

    BEFORE AMENDMENT                               AFTER AMENDMENT

1.  SECTION 4.3.1                  1.  DELETE THE ORIGINAL SECTION 4.3.1/2
    SECTION 4.3.2                      NEW SECTION 4.3.1:
                                       30 DAYS PRIOR TO THE DATE OF DELIVERY,
                                       THE LICENSEE SHALL OPEN AN IRREVOCABLE
                                       LETTER OF CREDIT WITH BANK OF CHINA,
                                       HEADOFFICE, BEIJING, IN FAVOR OF THE
                                       LICENSOR FOR 55% (FIFTY-FIVE PERCENT) OF

                                   1.  FIVE ORIGINALS OF COMMERCIAL INVOICE

                                   2.  ONE ORIGINAL AND ONE COPY OF A SIGHT
                                       DRAFT

                                   3.  TWO COPIES OF AIRWAY BILL MARKED
                                       "FREIGHT PREPAID" FOR COMPLETE LOT NO. 1
                                       OF THE TECHNICAL DOCUMENTATION ACCORDING
                                       TO THE STIPULATIONS OF SECTION 2 HEREOF
                                       AND ONE COPY OF THE TECHNICAL
                                       DOCUMENTATION HAS BEEN COMPLETELY
                                       DELIVERED. AND ONE COPY OF DETAILED LIST
                                       OF TECHNICAL DOCUMENTS DISPATCHED

                                   4.  COPY OF FAX/TELEX TO THE LICENSEE
                                       ADVISING PARTICULARS OF SHIPMENT
                                       IMMEDIATELY AFTER SHIPMENT IS MADE

                                   5.  INSURANCE POLITY OR CERTIFICATE IN ONE
                                       ORIGINAL AND FOUR COPIES COVERING
                                       110% OF INVOICE VALUE AGAINST ALL RISKS.

          ATTACHMENT TO AMENDMENT OF CONTRACT NO. 92MMG-129(62)23OUS
================================================================================

                               CONTENTS AMENDED
________________________________________________________________________________

    BEFORE AMENDMENT                           AFTER AMENDMENT

2.  SECTION 4.3.3                  2.  SECTION 4.3.2

3.  SECTION 4.3.1(A)               3.  SECTION 4.3.3  THE TEXT REVISED AS
                                       FOLLOWS:
                                       AFTER THE TRAINING HAS BEEN COMPLETED,
                                       THE LICENSEE SHALL OPEN AN IRREVOCABLE
                                       LETTER OF GUARANTEE THROUGH BANK OF
                                       CHINA, HEADOFFICE, BEIJING WITH ONE
                                       ORIGINAL AND ONE COPY IN FAVOR OF THE
                                       LICENSOR IN THE AMOUNT OF USD180,000.00
                                       (IN WORDS: ONE HUNDRED AND EIGHTY
                                       THOUSAND U.S. DOLLARS, THE VALUE OF
                                       SECTION 4.3.4 + SECTION 4.3.5)
                                       (SEE REVISED SPECIMEN UNDER ANNEX 7
                                       HERETO)

4.  SECTION 13.8                   4.  THE LICENSOR WILL GRANT LICENSEE UNTIL/
                                       BEFORE THE END OF DECEMBER, 1993 TO
                                       OBTAIN THE APPROVAL OF THE CHINESE
                                       GOVERNMENT FOR KNOW-HOW CONTRACT, THE
                                       JOINT VENTURE CONTRACT AND THE EQUIPMENT
                                       PURCHASE CONTRACT.

5.  ANNEX 1                        5.  ANNEX 1
          2.1-2.6                      DASH NO. AND TOTAL TYPES WILL
                                       BE INCREASED AS FOLLOWS:
          2.1                          2.1  INCREASED DASH NO.
                                       18,20,22,24,26,28,30,32
          TOTAL TYPES: 12              TOTAL TYPES: 20
          2.2                          2.2  INCREASED DASH NO.
                                       18,20,22,24,26,28,30,32
          TOTAL TYPES: 12              TOTAL TYPES: 20
          2.3                          2.3  INCREASED DASH NO.
                                       18,20,22,24,26,28,30,32
          TOTAL TYPES: 11              TOTAL TYPES: 19
          2.4                          2.4  INCREASED DASH NO.
                                       18,20,22,24,26,28,30,32
          TOTAL TYPES: 11              TOTAL TYPES: 19